SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                             September 25, 2001
              Date of report (Date of earliest event reported)


                      CHICAGO MERCANTILE EXCHANGE INC.
                   -------------------------------------
             (Exact Name of Registrant as Specified in Charter)


        Delaware                    000-32645                 36-4340266
       ----------                   ----------              ---------------
(State or Other Jurisdiction       (Commission               (IRS Employer
    of Incorporation)              File Number)            Identification No.)



30 South Wacker Drive, Chicago, Illinois                          60606
-----------------------------------------                       --------
(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000

                                    N/A
            ---------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  Other Events.


         On September 25, 2001, the Board of Directors of Chicago Mercantile Exchange Inc., a Delaware corporation (the "Registrant") approved and adopted the Amendment, dated as of September 25, 2001 (the "Amendment), to that certain Rights Agreement, dated as of March 7, 2001 (the "Agreement"), between the Registrant and Mellon Investor Services LLC ("Rights Agent") as Rights Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

         As more fully set forth in the Amendment, the Amendment provides that the Rights issued under the Rights Agreement shall not distribute or become exercisable as a result of the execution of the Agreement and Plan of Merger by and among the Registrant, Chicago Mercantile Exchange Holdings Inc. and CME Merger Subsidiary Inc. or the consummation of the Merger related thereto.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 7.    Exhibits.

         (c)      Exhibits.

                  Exhibit
                  Number            Description
                  -----------       ---------------

                    4.1 Amendment to Rights Agreement, dated as of September 25, 2001, between Chicago Mercantile Exchange Inc. and Mellon Investor Services LLC as Rights Agent.





                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CHICAGO MERCANTILE EXCHANGE INC.

                                     Registrant



Date:  October 30, 2001              By: C.S. Donohue
                                         ------------------------------------
                                         Craig Donohue
                                         Managing Director and Chief
                                         Administrative Officer





                               EXHIBIT INDEX


Exhibit
Number            Description
-----------       ------------

4.1 Amendment to Rights Agreement, dated as of September 25, 2001, between Chicago Mercantile Exchange Inc. and Mellon Investor Services LLC as Rights Agent.




                                EXHIBIT 4.1

                       AMENDMENT TO RIGHTS AGREEMENT

                  This Amendment to Rights Agreement (the "Amendment"), dated as of September 25, 2001, is entered into by and between Chicago Mercantile Exchange Inc., a Delaware corporation (the "Company"), and Mellon Investor Services LLC, as Rights Agent (the "Rights Agent").

                  WHEREAS, the Company and the Rights Agent have entered into a Rights Agreement, dated as of March 7, 2001 (the "Agreement");

                  WHEREAS, the Company wishes to amend the Agreement; and

                  WHEREAS, pursuant to Section 27 of the Agreement, the Company may from time to time supplement or amend the Agreement in accordance with the provisions of Section 27 thereof.

                  NOW, THEREFORE, the Company and the Rights Agent hereby amend the Agreement as follows:

                  1. Paragraph (a) of Section 1 of the Agreement is hereby amended by adding the following as subsection (vi) to the end of the first sentence of such paragraph (a):

                  (vi) Chicago Mercantile Exchange Holdings Inc., a Delaware corporation, nor any of its Affiliates or Associates (collectively, "CME Holdings") including as a result of the execution of that certain Agreement and Plan of Merger by and among the Company, CME Holdings and CME Merger Subsidiary Inc., dated as of October 1, 2001 (as the same may be amended from time to time, the "Merger Agreement"), or the consummation of the transactions contemplated thereby in accordance with the terms thereof.

                  2. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

                  3. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

                  4. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the day and year first above written.


Attest:                                    CHICAGO MERCANTILE EXCHANGE INC.



By:   /s/ Ann M. Cresce                    By:   /s/ C.S. Donohue
   -----------------------------------        ---------------------------------
Name:    Ann M. Cresce                     Name:  Craig S. Donohue
Title:   Corporate Secretary               Title: Managing Director and
                                                  Chief Administrative Officer


Attest:                                           MELLON INVESTOR SERVICES LLC



By:   /s/ Susan R. Hogan                   By:   /s/ Patricia Trevino
   -----------------------------------        ---------------------------------
Name:    Susan R. Hogan                    Name:  Patricia Trevino
Title:   Vice President                    Title: Vice President